Accounts and Other Receivable, Net (Details) $ in Thousands	Dec. 31, 2020 USD ($) installment	Dec. 31, 2019 USD ($)	Jan. 01, 2019 USD ($)
Current
Accounts receivable - trade	$ 162,848	$ 170,357	$ 135,527
Accounts receivable - non-trade	40,104	21,000	0
Other non-trade receivable	19,677	13,468	8,183
Total current	222,629	204,825	143,710
Non-current
Accounts receivable - non-trade	0	17,276	36,536
Total non-current	$ 0	$ 17,276	$ 36,536
Number of installments for dispute settlement | installment	2